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                                                                    Exhibit 10.2

       [LOGO]               UUNET Technologies, Inc.  +1 800 488-6383 (voice)
        UUNET             22001 Loudoun County Parkway  +1 703 206-5800 (voice)
 A WorldCom Company             Ashburn, VA  20147  +1 703 208-3728 (fax)
                                    http://www.uu.net  hs-sales@uu.net
                                    -----------------
                                 UUNET is a registered trademark of UUNET
                                           Technologies, Inc.,
                                and the UUNET logo design is a trademark.
                                    All other trademarks acknowledged.
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                                AMENDMENT NO. 1



This Amendment No. 1 ("Amendment") to the Master Discounted Internet Services Agreement between UUNET Technologies, Inc. ("UUNET") and Interliant, Inc. (formerly Sage Networks, Inc.) ("Interliant") dated February 17, 1999, ("Agreement") is made as of the date of the second signature below.

The parties agree as follows:

1. The Minimum Mbps Commitment corresponding to the Commitment Date of 12/31/00 set forth in Section 3 of Schedule 1 is hereby reduced from 600 Mbps to 200 Mbps.

2.  The Price/Mbps corresponding to the Commitment Date of 12/31/00 set forth in
    Section 3 of Schedule 1 is hereby reduced from $575 to $518 for service provided in the U.S., and shall remain $575 for service provided outside the U.S.

3. Sections 3.2.1, 3.2.2, and 3.2.3 are hereby deleted. Sections 6(b) and all of Section 12 other than the first sentence thereof are also hereby deleted. Each party hereby waives the right to enforce its rights under these deleted Sections of the Agreement on both a retrospective and prospective basis.

4.  This Amendment shall be effective as of January 1, 2001 (the "Effective
    Date").

Except as expressly provided herein, none of the provisions of the Agreement shall be modified by this Amendment, and as hereby modified, the Agreement shall remain in full force and effect. The parties acknowledge their agreement by signing below.


Interliant, Inc.                      UUNET Technologies, Inc.


By:____________________________       By:____________________________

Name:__________________________       Name:__________________________

Title:_________________________       Title:_________________________

Date:__________________________       Date:__________________________